American Funds Insurance Series®

Prospectus Supplement

January 1, 2012
For the following prospectuses dated May 1, 2011

Class 1 shares
Class 2 shares
Class 3 shares

1.The following paragraph is added under the heading "Fund expenses" in the "Investment objectives, strategies and risks" section of the prospectus:

The "Other expenses" items in the Annual Fund Operating Expenses tables in this prospectus are based on expenses as of each fund’s most recently completed fiscal year. Effective January 1, 2012, all share classes are subject to an additional 0.01% fee, payable to the series’ investment adviser, for administrative services provided by the series’ investment adviser and its affiliates.

Please keep this Supplement with your prospectus

INAFBS-008-1211O   CGD/8024-S31559

American Funds Insurance Series®
Statement of Additional Information Supplement
January 1, 2012
(for statement of additional information dated May 1, 2011)

The following is added to the “Management of the Series” section of the statement of additional information:

Administrative services — The investment adviser and its affiliates provide certain administrative services to fund shareholders. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Series and the investment adviser relating to the funds’ Class 1, 2 and 3 shares. The Administrative Agreement will continue in effect until December 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Series may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the Series. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of 0.01% of each fund’s average daily net assets for Class 1, 2 and 3 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.

Keep this Supplement with your statement of additional information.

Lit No. INAFBS-009-1211O  CGD/10149-S31563